 EXHIBIT 4.1

COMPANY: XPLOSION INCORPORATED
Number of Shares		TRANSFER FROM	CERTIFICATE RECEIVED:
Certificate No.	REGISTERED HOLDER		Date: ________________________
Class: Common		Allotment
Par Value $0.001			_____________________________
Date of Issue			Signature

CATACA RESOURCES, INC.
A NEVADA COMPANY

1	Common	$0.001

TRANSFER OF THESE SHARES IS RESTRICTED

XPLOSION INCORPORATED

THIS CERTIFIES THAT:

is the registered holder of the number and class of shares described hereon.

See reverse for restrictions	IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by a duly authorized director or officer. _______________________________ President

1

For value received, the undersigned hereby sells, assigns and transfers unto:

(transferee)

(number and class)

share(s) represented by the within Certificate.

DATE ___________________________________________________________

SIGNATURE ______________________________________________________

WITNESS ________________________________________________________

Note: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

2